UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2007

THE READER'S DIGEST ASSOCIATION, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10434 (Commission File Number)	13-1726769 (I.R.S. Employer Identification Number)
Pleasantville, New York (Address of principal executive offices)	10570-7000 (Zip Code)

Registrant's telephone number, including area code:
(914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 4 pages.

SECTION 8. OTHER EVENTS

ITEM 8.01. Other Events.

On January 25, 2007, The Reader’s Digest Association, Inc. issued a press release (The Reader’s Digest Association Commences Tender Offer for its 6½% Senior Notes due 2011), a copy of which is attached hereto as Exhibit 99.1.

SECTION 9: FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Filed herewith are the following:

Exhibit Number	Description
99.1	Press release of The Reader’s Digest Association, Inc. (The Reader’s Digest Association Commences Tender Offer for its 6½% Senior Notes due 2011), issued on January 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER'S DIGEST ASSOCIATION, INC.
(Registrant)

Date: January 25, 2007	/s/ C.H.R. DuPree
C.H.R. DuPree
Vice President, Corporate Secretary
and Associate General Counsel

THE READER’S DIGEST ASSOCIATION COMMENCES TENDER OFFER FOR ITS
6½% SENIOR NOTES DUE 2011

PLEASANTVILLE, NEW YORK, January 25, 2007 — The Reader’s Digest Association (NYSE: RDA) (the “Company”), announced today that it commenced a cash tender offer to purchase any and all of its outstanding 6 ½% senior notes due 2011 (CUSIP No. 755267AC5) (the “Notes”). The aggregate principal amount of the Notes is $300,000,000, as of the date of this press release. In conjunction with the tender offer, the Company is soliciting noteholder consents (the “Consents”) to effect certain amendments to the indenture governing the Notes to eliminate substantially all of the restrictive covenants as well as certain events of default. The tender offer is being made pursuant to an Offer to Purchase and Consent Solicitation Statement dated January 25, 2007, which sets forth more fully the terms and conditions of the tender offer and consent solicitation.

The following table summarizes terms material to the determination of the total consideration to be received in the tender offer:

CUSIP No.	Security Description	Reference Security	Bloomberg Reference Page	Fixed Spread	Consent Payment
755267AC5	6 ½% Senior Notes due 2011	4.625% U.S Treasury Note due 2/29/08	PX4	50 bps	$30

The tender offer is scheduled to expire at 8:00 a.m., New York City time, on February 23, 2007, unless extended or earlier terminated (the “Expiration Date”). The consent solicitation will expire at 5:00 p.m., New York City time, on February 7, 2007, unless extended or earlier terminated (the “Consent Date”).

Holders who tender on or prior to the Consent Date will receive the total consideration described above, which includes a $30 consent payment per $1,000 principal amount of Notes. Holders who tender after the Consent Date and on or prior to the Expiration Date will receive the total consideration minus the $30 consent payment. In either case, the Company will pay Holders whose Notes are validly tendered and accepted for purchase accrued and unpaid interest up to, but not including, the payment date. Payments are expected to be made promptly on or after the Expiration Date.

The Company’s obligation to accept for purchase and to pay for Notes in the tender offer is conditioned on, among other conditions:

•
the acquisition of the Company by an investor group led by Ripplewood Holdings L.L.C. (“Ripplewood”) pursuant to the Agreement and Plan of Merger, dated as of November 16, 2006, by and among RDA Holding Co., Doctor Acquisition Co. and the Company (the “Merger”), having been completed on or prior to the Expiration Date;

•
the Company having obtained financing in an amount sufficient, together with cash on hand, to pay all amounts needed in connection with the Merger and to purchase all Notes tendered and pay for Consents delivered pursuant to the Offer; and

•	the Company having received, on or prior to the Consent Date, Consents that have not been revoked in respect of at least a majority in principal amount of the Notes outstanding.

The Company has retained J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated to serve as the Dealer Managers for the tender offer and the consent solicitation. Questions concerning the terms of the tender offer may be directed to J.P. Morgan Securities Inc. at (212) 270-3994 (call collect) or to Merrill Lynch, Pierce, Fenner & Smith Incorporated at (888) 654-8637 (toll-free) or (212) 449-4914 (call collect). Copies of the Offer to Purchase may be obtained by calling the information agent, Global Bondholder Services Corporation, toll-free at (866) 470-4300 or at (212) 430-3774 (banks and brokerage firms).

This announcement is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consents with respect to any securities. The tender offer and consent solicitation are being made solely by the Offer to Purchase and Consent Solicitation Statement dated January 25, 2007.

Cautionary Statement on Forward-Looking Statements

The statements in this press release that are not historical facts are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations of our company, the expected completion and timing of the Merger and other information relating to the Merger. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “should,” “will,” “plan,” “intend,” “project” and similar expressions. You should read statements that contain these words carefully. They discuss our future expectations or state other forward-looking information, and may involve known and unknown risks over which we have no control. Important factors which could cause actual results to differ materially from those in forward-looking statements include, among others, unfavorable market conditions and our ability to successfully complete the tender offer.

For further information on these and other risks and uncertainties, see our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K for our fiscal year ended June 30, 2006. Copies of this document as well as other SEC filings can be obtained from our website at http://www.rda.com. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events or otherwise.

ABOUT THE READER'S DIGEST ASSOCIATION, INC.

The Reader's Digest Association, Inc. is a global publisher and direct marketer of products that inform, enrich, entertain and inspire people of all ages and cultures around the world. RDA had revenues of $2.4 billion for the fiscal year ended June 30, 2006. RDA's corporate website is http://www.rda.com.

CONTACT:
Media, William Adler,
+1-914-244-7585,
william.adler@rd.com, or
Investor Relations,
Richard Clark,
+1-914-244-5425,
richard.clark@rd.com,
both of The Reader's Digest Association, Inc.